UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2017

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

On  May  8,  2017   iGambit  Inc.,  a  Delaware  corporation  (the  “Company”,  to  which  we sometimes  refer  as  “we”,  “us”  or  “our”),  issued  a  press  release  announcing  that  Dr.  Benedict  S

Maniscalco has joined its’ Senior Advisory Board.

A  copy of  the  news  release  is  attached  as  Exhibit  99.1  to  this  Current  Report  on  Form  8-

K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.

Description of Exhibit

99.1

Press Release Announcing Dr. Benedict S Maniscalco joining Senior

Advisory Board dated May 8, 2017.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 8,  2017

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer